                                                                  EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-49749.


                                        MCGLADREY & PULLEN, LLP


Minneapolis, Minnesota,
March 30, 1999